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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                           Reported) December 15, 1999

    GREENPOINT MORTGAGE SECURITIES INC., (as sponsor under the Sale and Servicing Agreement, dated as of December 1, 1999, providing for the issuance of GreenPoint Home Equity Loan Trust 1999-2, Home Equity Loan Asset-Backed Notes).

                       GreenPoint Mortgage Securities Inc.
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             (Exact name of registrant as specified in its charter)

            Delaware                      333-79833              68-0397342
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(State or Other Jurisdiction of          (Commission          (I.R.S. Employer
         Incorporation)                  File Number)        Identification No.)

700 Larkspur Landing Circle                                       94939
Suite 240                                                       ----------
Larkspur, California                                            (Zip Code)
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(Address of Principal Executive Offices)

Registrant's telephone number, including area code (415) 925-5442
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Item 2.  Acquisition or Disposition of Assets

Description of the Notes and the Mortgage Loans

                  GreenPoint Mortgage Securities Inc. (the "Registrant") registered an issuance of up to $500,000,000 in principal amount of Asset-Backed Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (File No. 333-79833) (the "Registration Statement"). Pursuant to the Registration Statement, GreenPoint Home Equity Loan Trust 1999-2 (the "Trust") issued approximately $245,645,000 in aggregate principal amount of Home Equity Loan Asset-Backed Notes, Series 1999-2 (the "Notes"), on December 22, 1999 (the "Closing Date"). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

                  The Notes were issued pursuant to an Indenture (the "Indenture") attached hereto as Exhibit 4.1, dated as of December 1, 1999, between the Trust and Bank One, National Association in its capacity as Indenture Trustee (the "Indenture Trustee"). The Notes consist of two classes of senior notes, the Class A-1 Notes (the "Class A-1 Notes") and the Class A-2 Notes (the "Class A-2 Notes", and collectively with the Class A-1 Notes, the "Notes"). Also issued, but not offered, by the Trust are Certificates (the "Certificates") evidencing the ownership interest in the Trust. The Notes evidence indebtedness of the Trust.

                  The primary assets of the Trust are two pools of mortgage loans. The first pool consists of adjustable rate, revolving home equity lines of credit mortgage loans and fixed-rate closed-end second lien mortgage loans, all of which substantially conform to certain loan origination standards with respect to loan balances as of the date of origination set forth by the Federal National Mortgage Association. The second pool consists of adjustable rate, revolving home equity lines of credit mortgage loans which may not so conform.

                  The Notes have an aggregate principal amount of $245,645,000 and a variable interest rate.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)   Not applicable

(b)   Not applicable

(c)   Exhibits:

                  1.1 Underwriting Agreement, dated as of December 15, 1999, among the Registrant, as Sponsor (the "Sponsor"), GreenPoint Mortgage Funding, Inc., and Greenwich Capital Markets Inc., as Underwriter (the "Underwriter").

                  4.1 Sale and Servicing Agreement, dated as of December 1,
1999, among the Sponsor, GreenPoint Mortgage Funding, Inc., as Servicer, the Trust, as Issuer, and the Indenture Trustee.
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                  4.2 Trust Agreement, dated as of December 1, 1999, between the
Sponsor, and Wilmington Trust Company, as Owner Trustee, relating to the formation of the Trust.

                  4.3 Indenture, dated as of December 1, 1999, between the Trust and the Indenture Trustee.

                  4.4 Mortgage Loan Purchase Agreement date as of December 1, 1999, by and between GreenPoint Mortgage Funding, Inc., as Seller, and the Sponsor, as Purchaser.

                  4.5 Certificate Guaranty Insurance Policy relating to the Notes, dated as of December 22, 1999, and issued and delivered by Ambac Assurance Corporation.

                  5.1 Opinion of Tobin & Tobin regarding legality, dated December 22, 1999.

                  8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated December 22, 1999.

                  10.1 Indemnification Agreement, dated as of December 15, 1999, between the Underwriter and Ambac Assurance Corporation, as Insurer.

                  23.1 Consent of KPMG LLP regarding financial statements of Ambac Assurance Corporation and their report.*

                  * Previously filed on Form 8-K with the Securities and Exchange Commission on December 20, 1999.
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GREENPOINT MORTGAGE SECURITIES INC.


                                            By: /s/ Kristen Decker
                                                --------------------------------
                                                Name:  Kristen Decker
                                                Title: Vice President

Dated: January 5, 2000
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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.              Description
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 1.1              Underwriting Agreement, dated as of December 15, 1999, among the Registrant, as Sponsor (the "Sponsor"), GreenPoint Mortgage Funding, Inc., and Greenwich Capital Markets Inc., as Underwriter (the "Underwriter").

 4.1 Sale and Servicing Agreement, dated as of December 1, 1999, among the Sponsor, GreenPoint Mortgage Funding, Inc., as Servicer, the Trust, as Issuer, and the Indenture Trustee.

 4.2 Trust Agreement, dated as of December 1, 1999, between the Sponsor, and Wilmington Trust Company, as Owner Trustee, relating to the formation of the Trust.

 4.3 Indenture, dated as of December 1, 1999, between the Trust and the Indenture Trustee.

 4.4 Mortgage Loan Purchase Agreement date as of December 1, 1999, by and between GreenPoint Mortgage Funding, Inc., as Seller, and the Sponsor, as Purchaser.

 4.5 Certificate Guaranty Insurance Policy relating to the Notes, dated as of December 22, 1999, and issued and delivered by Ambac Assurance Corporation.

 5.1              Opinion of Tobin & Tobin regarding legality, dated December
                  22, 1999.

 8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated December 22, 1999.

10.1 Indemnification Agreement, dated as of December 15, 1999, between the Underwriter and Ambac Assurance Corporation, as Insurer.

23.1 Consent of KPMG LLP regarding financial statements of Ambac Assurance Corporation and their report.*

                  * Previously filed on Form 8-K with the Securities and Exchange Commission on December 20, 1999.